Exhibit 10.1

AMENDMENT TO THE

FARO TECHNOLOGIES, INC.

CHANGE IN CONTROL SEVERANCE POLICY

THIS AMENDMENT (this “Amendment”) to the Change in Control Severance Policy (the “Policy”) is made and entered into this 9th day of April, 2010, by FARO Technologies, Inc.

1. The Policy is hereby amended by deleting Section 4(d) in its entirety and replacing it with the following:

“d. to the extent provided in Appendix A, if the Participant was covered by the Policy as of April 9, 2010 and is subject to the excise tax imposed under Section 4999 of the Code, a gross-up payment in accordance with the provisions of Appendix A (the “Excise Tax Gross-Up”). For the avoidance of doubt, the Excise Tax Gross-Up shall not be applicable to any Participant selected by the Board on or after April 9, 2010, for coverage under the Policy.”

2. Except as expressly amended hereby, the terms of the Policy shall be and remain unchanged and the Policy as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, FARO Technologies, Inc. has caused this Amendment to be executed by its duly authorized representative as of the day and year first above written.

FARO TECHNOLOGIES, INC.

By:	/s/ Keith Bair

Name:	Keith Bair

Title:	Chief Financial Officer